Exhibit 99.2

CENTURY CASINOS, INC. Financial Results Q3 2020  Century Casinos 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding future results of operations, including the impact of the acquisition of Mountaineer Casino, Racetrack & Resort, Century Casino Cape Girardeau and Century Casino Caruthersville (the “Acquired Casinos”) on the Company’s results, the impact of the current coronavirus (COVID-19) pandemic, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, particularly if we cannot operate our casinos due to COVID-19 or their operations are restricted, operating efficiencies, synergies and operational performance, the integration of the Acquired Casinos into the Company’s business, the prospects for and timing and costs of new projects, projects in development and other opportunities, the credit agreement with Macquarie (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, in Item 8.01 of our Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 8, 2020, and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Century Casinos 2

Notes on Presentation In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix A for a list of the subsidiaries and their abbreviations. Century Casinos 3

COVID-19 UPDATE In late 2019, an outbreak of COVID-19 was identified in China and has since spread throughout much of the world. Between March 13, 2020 and March 17, 2020, the Company closed all of its casinos, hotels and other facilities to comply with quarantines issued by governments to contain the spread of COVID-19. The Company’s Polish locations reopened on May 18, 2020 and its North American operations reopened between June 1, 2020 and June 17, 2020. Although the Company’s results of operations and cash flow improved significantly in the third quarter of 2020, the COVID-19 pandemic has had an adverse effect on the Company’s results of operations and financial condition for the nine months ended September 30, 2020, and the Company expects this situation will continue to have an adverse impact on its results for the remainder of 2020 and perhaps into 2021. The duration and ultimate impact of the COVID-19 pandemic otherwise remains uncertain. The Company’s casinos have varied their operations based on the governmental health and safety requirements in the jurisdictions in which they are located. In Colorado, each city has different gaming floor restrictions. In Cripple Creek, the full slot floor is open but table games are expected to remain closed through 2020. In Central City, the casino is currently operating approximately 65% of the slot machines and table games are reopened, with the exception of craps and roulette which closed in October 2020. For both Colorado cities there are capacity restrictions within the casinos and alcohol sales must stop at midnight but the casinos are able to operate 24/7. In Missouri, the full gaming floor is open, hours of operation are reduced, and food outlets that have reopened have limited operating hours. In West Virginia, the majority of the gaming floor has reopened, the gaming floor is limited to machines that are six feet apart or with barriers, food and beverage outlets have reopened with limited hours of operation, the convention space remains closed and is anticipated to remain closed through 2020, hours of operation are limited to 10:00 a.m. to 2:00 a.m., there are capacity restrictions within the casino, and the hotel is operating with limited rooms available. In Canada, the gaming floors are currently operating approximately 60% of the total gaming machines, hours of operation are limited to 9:30 a.m. to 3:00 a.m., there are restrictions on spectators at the racetracks, and the hotel and showroom at CRA remain closed. In Poland, the gaming floors are fully reopened, alcohol sales are currently suspended and there are capacity restrictions within the casinos. Century Casinos 4

Q3 2020 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 17% Canada 17% United States 66% Poland 17% Edmonton 10% Calgary 7% Colorado 11% West Virginia 30% Missouri 25% Century Casinos 5

Q3 2020 Earnings from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 1% Canada 18% United States 81% Poland 1% Edmonton 9% Calgary 9% Colorado 24% West Virginia 18% Missouri 39% Century Casinos 6

Q3 2020 Net Earnings Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 1% Canada 20% United States 79% Poland 1% Edmonton 13% Calgary 7% Colorado 44% West Virginia 12% Missouri 23% Century Casinos 7

Q3 2020 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 4% Canada 17% United States 79% Missouri 40% Poland 4% Edmonton 9% Calgary 8% Colorado 20% West Virginia 19% *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 8

Net Operating Revenue per Quarter (in USD) 120 100 80 60 40 20 0 Q1 33.2 36.4 40.6 45.6 87.7 Q2 35.2 37.3 39.6 52.4 36.1 Q3 34.5 41.0 43.6 52.9 95.7 Q4 36.3 39.3 45.1 67.2 2016 2017 2018 2019 2020 Century Casinos 9

Balance Sheet (Selected Information in USD) In millions (except BVPS) Total Assets Total Debt Book Value per Share* Net Debt** September 30, 2020 671.8 184.1 3.55 131.7 December 31, 2019 726.9 179.0 5.54 134.2 Change (8%) 3% (36%) *Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares. **Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Debt as of September 30, 2020 included $168.7 million related to our credit agreement with Macquarie Capital (“Macquarie”), $1.5 million related to CPL, $8.9 million related to CRM and $14.6 million related to CDR’s long-term land lease. The Company also has a $277.9 million long-term financing obligation under its triple-net master lease for the three Acquired Casino properties (“Master Lease”). Century Casinos 10

Income Statement (Selected Information in USD) In millions Net Operating Revenue Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Basic and Diluted Earnings per Share Q3 2020 Q3 2019 Change 95.7 52.9 81% 15.0 3.5 331% 3.7 0.5 678% 22.2 7.1 213% 0.13 0.02 550% Results for the three months ended September 30, 2020 was impacted by the inclusion of results from the Acquired Casinos. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 11

Constant Currency Results (in USD)  In millions Net Operating Revenue as reported (GAAP) Foreign currency impact vs. 2019 Net Operating Revenue constant currency (non-GAAP)* Earnings from Operations as reported (GAAP) Foreign currency impact vs. 2019 Earnings from Operations constant currency (non-GAAP)* Net Earnings Attributable to Century Casinos, Inc. Shareholders as reported (GAAP) Foreign currency impact vs. 2019 Net Earnings Attributable to Century Casinos, Inc. Shareholders constant currency (non-GAAP)** Q3 2020 Q3 2019 Change 95.7 52.9 81% (0.2)  95.5 52.9 80% 15.0 3.5 331% 0.1  15.1 3.5 333% 3.7 0.5 678% 0.1  3.8 0.5 683% *Net Operating Revenue and Earnings from Operations on a constant currency basis are non-GAAP financial measures. See Appendix A. **Net Earnings Attributable to Century Casinos, Inc. Shareholders on a constant currency basis is a non-GAAP financial measure. Gains and losses on foreign currency transactions are added back to net earnings in the Company’s Adjusted EBITDA calculation. As such, there is no foreign currency impact to Adjusted EBITDA when calculating Constant Currency results. See Appendix A. Century Casinos 12

Debt and Net Debt to Adjusted EBITDA* (in USD) As of September 30, 2020 and for the years ended December 31, 2012-2019 11x 10x 9x 8x 7x 6x 5x 4x 3x 2x 1x 0x -1x -2x -3x 0.3x 2012 -2.0x 2.7x 2013 0.5x 3.0x 2014 1.1x 1.6x 2015 0.3x 2.2x 2016 0.7x 2.2x 2017 -0.7x 2.5x 2018 0.6x 6.8x 2019 5.1x 9.5x 2020 6.8x Debt to Adjusted EBITDA Net Debt to Adjusted EBITDA *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the VICI financing obligation by the principal amount of outstanding debt. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the VICI financing obligation by Net Debt. Adjusted EBITDA and Net Debt are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Net Debt. Century Casinos 13

Q3 2020 Highlights – UNITED STATES (Selected Information in USD) In millions Net Operating Revenue Operating Costs and Expenses Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Adjusted EBITDA Margin* Q3 2020 Q3 2019 Change 62.6 9.2 581% 47.9 7.4 549% 14.7 1.8 711% 7.7 1.3 468% 19.2 2.3 735% 31% 25%  Results for the three months ended September 30, 2020 was impacted by the inclusion of results from the Acquired Casinos. Highlights from operating segments within the Company’s United States segment are presented below.  *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 14

Q3 2020 Highlights – UNITED STATES (Selected Information in USD) In millions Net Operating Revenue Operating Costs and Expenses Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Adjusted EBITDA Margin* COLORADO Q3 2020 Q3 2019 Change 10.4 9.2 13% 6.1 7.4 (17%) 4.3 1.8 137% 4.3 1.3 218% 4.8 2.3 107% 46% 25%  As of September 30, 2020, our facilities in Colorado were operating 685 slot machines. Table games remain closed in Cripple Creek due to COVID-19 restrictions. Central City reopened six table games in September 2020, craps and roulette were closed in October 2020 due to revised public health orders. Table games are operating at approximately 46% of available gaming positions. Normal machine counts are 884 slot machines and 13 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 15

Q3 2020 Highlights – UNITED STATES (Selected Information in USD) WEST VIRGINIA In millions Q3 2020 Net Operating Revenue 28.4 Operating Costs and Expenses 25.1 Earnings from Operations 3.2 Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.1 Adjusted EBITDA* 4.8 Adjusted EBITDA Margin* 17% As of September 30, 2020, our facility in West Virginia was operating 1,008 slot machines and 25 table games. Table games are operating at approximately 39% of available gaming positions. Normal machine counts are 1,127 slot machines and 30 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 16

Q3 2020 Highlights – UNITED STATES (Selected Information in USD) MISSOURI In millions Q3 2020 Net Operating Revenue 23.9 Operating Costs and Expenses 16.7 Earnings from Operations 7.2 Net Earnings Attributable to Century Casinos, Inc. Shareholders 2.2 Adjusted EBITDA* 9.7 Adjusted EBITDA Margin* 41% As of September 30, 2020, our facilities in Missouri were operating 1,304 slot machines and 28 table games. Table games are operating at approximately 52% of available gaming positions. Normal machine counts are 1,366 slot machines and 33 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 17

Q3 2020 Highlights – CANADA (Selected Information in CAD) In millions Net Operating Revenue Operating Costs and Expenses Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Adjusted EBITDA Margin* Q3 2020 Q3 2019 Change 22.1 29.1 (24%) 18.0 24.5 (27%) 4.1 4.7 (12%) 5.0 1.7 193% 5.9 6.4 (8%) 27% 22% Highlights from operating segments within the Company’s Canada segment are presented below. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 18

Q3 2020 Highlights – CANADA (Selected Information in CAD) In millions Net Operating Revenue Operating Costs and Expenses Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Adjusted EBITDA Margin* EDMONTON Q3 2020 Q3 2019 Change 13.5 17.9 (25%) 11.5 15.5 (26%) 2.0 2.4 (17%) 4.2 1.1 285% 3.2 3.5 (10%) 24% 20%  As of September 30, 2020, our facilities in Edmonton were operating 1,091 slot machines, 41 video lottery terminals (“VLTs”) and 32 table games. Table games reopened in September 2020. Table games are operating at approximately 68% of available gaming positions. Normal machine counts are 1,791 slot machines, 68 VLTs and 36 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 19

Q3 2020 Highlights – CANADA (Selected Information in CAD) CALGARY In millions Q3 2020 Q3 2019 Change Net Operating Revenue 8.6 11.2 (24%) Operating Costs and Expenses 6.5 9.0 (28%) Earnings from Operations 2.1 2.2 (6%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.8 0.6 32% Adjusted EBITDA* 2.7 2.9 (5%) Adjusted EBITDA Margin* 32% 26%  As of September 30, 2020, our facilities in Calgary were operating 701 slot machines, 23 VLTs and 16 table games. Table games reopened in September 2020. Table games are operating at approximately 69% of available gaming positions. Normal machine counts are 1,160 slot machines, 30 VLTs and 16 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 20

Q3 2020 Highlights – POLAND (Selected Information in PLN) In millions Net Operating Revenue Operating Costs and Expenses Earnings from Operations Net Earnings Attributable to Century Casinos, Inc. Shareholders Adjusted EBITDA* Adjusted EBITDA Margin* Q3 2020 Q3 2019 Change 62.1 79.0 (21%) 61.3 72.9 (16%) 0.8 6.1 (87%) 0.3 2.9 (89%) 3.8 9.6 (61%) 6% 12% As of September 30, 2020, Casinos Poland was fully operational with 526 slot machines and 119 table games at eight locations. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 21

Q3 2020 Highlights – CORPORATE AND OTHER
(Selected Information in USD)

In millions	Q3 2020	Q3 2019	Change
Net Operating Revenue	0.1	1.3	(89%)
Operating Costs and Expenses	3.1	4.8	(35%)
Loss from Operations	(3.0)	(3.5)	14%
Net Loss Attributable to Century Casinos, Inc. Shareholders	(5.9)	(3.3)	(80%)
Adjusted EBITDA*	(2.4)	(2.5)	5%

- The Corporate and Other reportable segment includes Cruise Ships & Other and Corporate Other reporting units.
- As of September 30, 2020, we were operating one ship-based casino. The remaining three ships have not sailed since March 2020 due to the COVID-19 pandemic. We have an agreement to operate the ship-based casinos through May 2021.
- We permanently closed Century Casino Bath on March 17, 2020 and deconsolidated it in May 2020. Century Casino Bath is no longer a reporting unit in the Corporate and Other reportable segment.
- Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties.

*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

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Appendix A – ABBREVIATIONS OF CENTURY CASINOS, INC. SUBSIDIARIES AND CERTAIN OPERATING SEGMENTS Subsidiary Abbreviation Century Casino & Hotel – Central City CTL Century Casino & Hotel – Cripple Creek CRC Mountaineer Casino, Racetrack & Resort MTR Century Casino Cape Girardeau CCG Century Casino Caruthersville CCV Century Casino & Hotel - Edmonton CRA Century Casino St. Albert CSA Century Casino Calgary CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Casinos Poland CPL Century Resorts Management GmbH CRM  Operating Segment Abbreviation Cruise Ships & Other Ships & Other Corporate Other N/A Century Casinos 23

Appendix A – NON-GAAP FINANCIAL MEASURES The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Constant currency results Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. Century Casinos 24

Appendix A – NON-GAAP FINANCIAL MEASURES The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the three Acquired Casino properties and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. Century Casinos 25

Appendix A – NON-GAAP FINANCIAL MEASURES The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period financial information compared to prior period financial information using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, earnings from operations and net earnings (loss) attributable to Century Casinos, Inc. shareholders. Constant currency results are calculated by dividing the current year to date local currency segment results excluding the local currency impact of foreign currency gains and losses, by the prior year’s average exchange rate for the year to date and comparing them to actual U.S. dollar results for the prior year to date. The average exchange rates for the current quarter and prior year third quarter are reported in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Constant currency information is not a measure of financial performance under GAAP and should not be considered a substitute for net operating revenue, earnings from operations or net earnings (loss) attributable to Century Casinos, Inc. shareholders as determined in accordance with GAAP. The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. The cash payments related to the Company’s VICI PropCo financing obligation are deducted from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. Management believes that the ratio provides investors with an indication of the length of time it would take the Company to repay its long-term debt if Adjusted EBITDA were held constant. Century Casinos 26

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – UNITED STATES in USD For the three months ended September 30, 2020 Colorado West Virginia Missouri Total United States Net Operating Revenue $10,423 $ 28,372 $ 23,852 $ 62,647 Net earnings attributable to Century Casinos, Inc. 4,287 1,141 2,228 7,656 Interest expense (income), net — 2,105 4,946 7,051 Depreciation and amortization 479 1,513 2,514 4,506 Loss on disposition of fixed assets — — 9 9 Adjusted EBITDA $4,766 $ 4,759 $ 9,697 $ 19,222 Adjusted EBITDA Margin 46% 17% 41% 31% For the three months ended September 30, 2019 Colorado West Virginia Missouri Total United States in USD Net Operating Revenue $9,199 — — $9,199 Net earnings attributable to Century Casinos, Inc. shareholders 1,348 — — 1,348 Income taxes (benefit) 465— — 465 Depreciation and amortization 488— — 488 Adjusted EBITDA  $2,301— — $ 2,301 Adjusted EBITDA Margin 25% N/A N/A 25% Century Casinos 27

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA For the three months ended September 30, 2020 in CAD Edmonton Calgary Total Canada Net Operating Revenue    $ 13,506 $ 8,576 $ 22,082 Net earnings attributable to Century Casinos, Inc. shareholders 4,156 807 4,963 Interest expense (income), net 4 696 700 Income taxes (benefit) 240 395 635 Depreciation and amortization 1,188 606 1,794 Non-controlling interests — 217 217 Gain on foreign currency transactions, cost recovery income and other (2,411) (5) (2,416) Loss on disposition of fixed assets — 15 15 Adjusted EBITDA $ 3,177 $ 2,731 $ 5,908 Adjusted EBITDA Margin 24% 32% 27% For the three months ended September 30, 2019 in CAD Edmonton Calgary Total Canada Net Operating Revenue $ 17,910 $ 11,229 $ 29,139 Net earnings attributable to Century Casinos, Inc. shareholders 1,080 612 1,692 Interest expense (income), net 1,064 714 1,778    Income (benefit) taxes (190) 676 486    Depreciation and amortization 1,135 618 1,753 Non-controlling interests - 239 239 Loss on foreign currency transactions, cost recovery income and other 451 6 457 Loss on disposition of fixed assets - 1 1    Adjusted EBITDA $  3,540 $  2,866 $  6,406 Adjusted EBITDA Margin 20% 26% 22% Century Casinos 28

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – POLAND For the three months ended September 30, 2020 2019 in PLN Net Operating Revenue PLN 62,106 PLN 78,995 Net earnings attributable to Century Casinos, Inc. shareholders 321 2,872 Interest expense (income), net 23 199 Income taxes (benefit) 472 2,001 Depreciation and amortization 2,958 3,094 Non-controlling interests 161 1,433 Gain on foreign currency transactions and other (177) (381) Loss on disposition of fixed assets 5 340 Adjusted EBITDA PLN 3,763 PLN 9,558 Adjusted EBITDA Margin 6% 12% Century Casinos 29

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CORPORATE AND OTHER For the three months ended September 30, 2020 2019  in USD Net Operating Revenue $  143 $ 1,313 Net loss attributable to Century Casinos, Inc. shareholders (5,874) (3,264) Interest expense (income), net 3,005 19 Income taxes (benefit) (164) (217) Depreciation and amortization 196 217 Non-cash stock-based compensation 354 358 Loss on foreign currency transactions and other 69 11 Loss on disposition of fixed assets — 44 Acquisition costs — 297 Adjusted EBITDA $ (2,414) $ (2,535) Century Casinos 30

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) Amounts in thousands September 30, 2019 September 30, 2020 Total long-term debt, including current portion $ 184,106 $ 71,069 Deferred financing costs 9,651 387 Total principal $ 193,757 $ 71,456  Less: Cash and cash equivalents $ 62,068 $ 44,029 Net Debt $ 131,689 $ 27,427 Century Casinos 31

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Debt and Net Debt to Adjusted EBITDA Calculation (in thousands) Trailing 12-Month Trailing 12-Month in USD Q4 2019 Q12020 02 2020 Q3 2020 September 30, 2020 December 31, 2019 Net (loss) earnings attributable to Century Casinos, Inc. $  (20,140) $  (45,856) $  (12,607) $  3,748 $  (74,855) $  (19,155) Interest expense (income), net 4,166 11,366 10,579 10,587 36,698 8,229 Income taxes (benefit) 955 2,524 582 428 4,489 4,174 Depreciation and amortization 3,147 6,495 6,405 6,824 22,871 10,843 Non-controlling interests 871 195 (590) 208 684 3,014 Non-cash stock-based compensation 324 (14) 249 354 913 1,303 Loss (gain) on foreign currency transactions and other 16,052 34,717 (6,364) 43 44,448 15,174 Loss (gain) on disposition of fixed assets 99 4 (69) 22 56 795 Acquisition costs 4,302 213 53 — 4,568 5,366 Preopening expenses — — — — — 538 Adjusted EBITDA $ 9,776 $ 9,644 $ (1,762) $ 22,214 $ 39,872 $ 30,281 Cash payments on V1CI financing obligation (3,830) (6,249) (4,166) (6,249) (20,494) (3,830) Adjusted EBITDA less cash payments on VICI financing obligation $ 5,946 $ 3,395 $ (5,928) $ 15,965 $ 19,378 $ 26,451 Century Casinos 32